Exhibit 99.1

FOR IMMEDIATE RELEASE

FUBO APPOINTS ALISA BOWEN AS CHIEF EXECUTIVE OFFICER

NEW YORK – JULY 9, 2026 – FuboTV Inc. (NYSE: FUBO) (“Fubo” or the “Company”) today announced that its Board of Directors (the “Board”) has appointed veteran media executive Alisa Bowen as chief executive officer of the Company, effective as of July 10. Bowen succeeds David Gandler.

Bowen is a seasoned media executive with decades of experience in leadership roles at several prominent global media organizations in major markets spanning New York, Los Angeles, London and Sydney. She has held leadership positions at The Walt Disney Company (“Disney”) for nearly 10 years, most recently serving as president of Disney+. Previously, Bowen was a founding member of Disney’s Streaming Leadership team, spearheading the global vision, operational buildout and scaling of Disney+, Hulu and ESPN+. Prior to joining Disney, Bowen held leadership positions at News Corporation, Dow Jones and Thomson Reuters.

“Following the combination with Hulu + Live TV last year, Fubo has reached a pivotal moment in its strategic evolution, with a compelling Pay TV platform, strong content portfolio and unique integration in the Disney ecosystem,” said Andy Bird, chairman of the Board. “Alisa’s appointment is the culmination of a thoughtful process led by the independent directors of the Board to find the next leader to advance Fubo’s strategy and performance. Alisa is a proven operator who brings nearly 30 years of product, digital and operational experience, including leadership across Disney+, Hulu and ESPN+. She has an established track record of driving global subscriber growth and profitability, and we look forward to benefiting from her experience and expertise as Fubo enters its next chapter.”

Bowen said, “I am excited to lead Fubo in its next phase as we sharpen its strategy across sports, news and entertainment, accelerate growth and drive profitability, while delivering even greater value to Fubo and Hulu + Live subscribers, our advertisers and our content partners. I look forward to working closely alongside this talented leadership team to strengthen Fubo as an industry leader and create significant value for all of our shareholders.”

“On behalf of the Board, I want to thank David for his leadership and dedication to the Company,” added Bird. “As a co-founder, David brought a pioneering vision and leadership that were instrumental in building Fubo into the platform it is today, leading the combination with Hulu + Live and providing a strong foundation for future growth. We appreciate all that he has done for the Company and wish him the best.”

“It has been an honor to lead Fubo since co-founding the Company, and I am incredibly proud of everything our team has accomplished over the past 11 years,” said Gandler. “We have built a dynamic streaming platform centered around innovative multichannel video programming distribution into one of the largest Pay TV providers in the United States. Today, Fubo has best-in-class programming partnerships, innovative service offerings and preeminent live sports and entertainment content and is well positioned for the future. I look forward to following the Company’s continued growth and success in the months and years ahead.”

Subject to approval by the Board following the Company’s Annual Meeting of Stockholders on July 28, 2026, it is anticipated that Bowen also will be appointed to serve as a member of the Board. Gandler has resigned from the Board in accordance with the terms of his employment agreement and will no longer stand for election to the Board at the Annual Meeting.

About FuboTV Inc.

FuboTV Inc. (NYSE: FUBO) is a consumer-first live TV streaming company with the mission of delivering premium sports, news and entertainment programming through a best-in-class user experience that offers greater choice, flexibility and value. The sixth largest Pay TV company in the U.S. (UBS estimates) and ranked among Fast Company’s Most Innovative Companies (2026) and the Financial Times’ The Americas’ Fastest-Growing Companies (2026, 2025), FuboTV Inc. owns Hulu + Live TV (entertainment), Fubo (sports) and Molotov (entertainment and sports), which stream in markets around the globe. FuboTV Inc. is an affiliate of The Walt Disney Company.

Learn more at https://fubo.tv

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements of Fubo that involve substantial risks and uncertainties. All statements contained in this press release that do not relate to matters of historical fact are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including statements regarding our business strategy and plans, our offerings, partnerships, programming, distribution, consumer plans and live sporting events. The words “could,” “will,” “plan,” “intend,” “anticipate,” “approximate,” “expect,” “potential,” “believe” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that Fubo makes due to a number of important factors, including but not limited to the following: our ability to achieve or maintain profitability; risks related to our access to capital and fundraising prospects to fund our financial operations and support our planned business growth; risks related to the integration of the Hulu + Live TV business; risks related to our organizational structure following completion of the business combination with Hulu + Live TV (the “Business Combination”); our revenue and gross profit are subject to seasonality; our operating results may fluctuate; our ability to effectively manage our growth; risks related to the Business Combination; the long-term nature of our content commitments; our ability to renew our long-term content contracts on sufficiently favorable terms; our ability to attract and retain subscribers; risks related to our commercial arrangements with Hulu; obligations imposed on us through our agreements with certain distribution partners; our ability to license streaming content or other rights on acceptable terms; the restrictions imposed by content providers on our distribution and marketing of our products and services; our reliance on third party platforms to operate certain aspects of our business; risks related to the difficulty in measuring key metrics related to our business; risks related to preparing and forecasting our financial results; risks related to the highly competitive nature of our industry; risks related to our technology, as well as cybersecurity and data privacy-related risks; risks related to our conversion to a Delaware corporation and our status as a “controlled company”; risks related to ongoing or future legal proceedings; and other risks, including the effects of industry, market, economic, political or regulatory conditions, future exchange and interest rates, and changes in tax and other laws, regulations, rates and policies. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are discussed in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026 filed with the Securities and Exchange Commission (“SEC”), and our other periodic filings with the SEC. We encourage you to read such risks in detail. The forward-looking statements in this press release represent Fubo’s views as of the date of this press release. Fubo anticipates that subsequent events and developments will cause its views to change. However, while it may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, except as required by law. You should, therefore, not rely on these forward-looking statements as representing Fubo’s views as of any date subsequent to the date of this press release.

Investor Contacts

Ameet Padte, Fubo
ameet@fubo.tv

Media Contacts

Tanner Kaufman / Heather Wilson, FTI Consulting

tanner.kaufman@fticonsulting.com / heather.wilson@fticonsulting.com

Jennifer L. Press, Fubo

jpress@fubo.tv